UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2005


                                    MDI, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                          0-9463                 75-2626358
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(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

             9725 Datapoint Drive
              San Antonio, Texas                                  78229
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01      On November 23, 2005 the Company announced that it had received a letter dated November 17, 2005 from The Nasdaq Stock Market informing the
Company that it was out of compliance with The Nasdaq minimum $1.00 per share bid price standard and granting the Company an initial 180 days, or until May
16, 2006, to meet the minimum $1.00 bid price standard.

Item 9.01.     Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1   Press Release dated November 23, 2005.


     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  November 25, 2005               MDI, INC.

                                    By: /s/ Richard A. Larsen
                                       -----------------------------------------
                                       Richard A. Larsen, Senior Vice President,
                                       General Counsel & Secretary


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                                  EXHIBIT INDEX

Exhibit No.            Description

99.1                   Press Release issued by MDI dated November 23, 2005.